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                                                                   EXHIBIT 23.4



CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.





                                                /s/ ARTHUR ANDERSEN LLP







June 18, 1997
Washington, D.C.